UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2012

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Arrangement Agreement

On April 27, 2012, FleetCor Technologies, Inc. ("FleetCor") and its wholly-owned subsidiary, FleetCor Luxembourg Holding2 S.À.R.L., and CTF Technologies, Inc. ("CTF") entered into an Arrangement Agreement (the "Agreement") for the sale and purchase of all of the issued and outstanding shares of CTF. FleetCor issued a press release announcing this Agreement on May 1, 2012.

FleetCor agreed to acquire all of CTF’s (the "Acquisition") issued and outstanding shares for an aggregate purchase price of $180 million, by way of a British Columbia, Canada court-approved plan of arrangement. A total of $27 million of the purchase price will be held back to support indemnities given under the Agreement. FleetCor anticipates that the consideration for the Acquisition will be paid using existing cash and borrowings under FleetCor’s credit facilities. CTF’s operating company and operating assets are located in Sao Paulo, Brazil, including machinery and equipment. The Acquisition is expected to close within approximately 60 days.

Completion of the Acquisition is subject to customary closing conditions, including receipt of court, shareholder and regulatory approvals and the absence of material adverse changes. CTF shareholders will be asked to vote on the Acquisition at an annual and special meeting of shareholders currently expected to be held in late June 2012. Holders of approximately 68% of CTF shares, being certain of CTF’s directors, officers and shareholders, have entered into voting agreements with FleetCor supporting the Acquisition.

Other than in respect of the Acquisition, there was no material relationship between CTF and FleetCor or any of its affiliates, or any director or officer of FleetCor, or any associate of any such director or officer. The Agreement includes limited representations, warranties and covenants by the parties.

The representations and warranties contained in the Agreement were made only for the purposes of such Agreement and as of specified dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts. Investors are not third−party beneficiaries under the Agreement. In addition, the representations and warranties contained in the Agreement (i) are qualified by information that the parties have exchanged, and (ii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in FleetCor’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of FleetCor or CTF or any of their respective subsidiaries or affiliates.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Acquisition is furnished as Exhibit 99.1 attached to this Form 8-K and incorporated into this Item 7.01 by reference.

Ron Clarke, FleetCor’s chairman and chief executive officer and Eric Dey, FleetCor’s chief financial officer, will host a conference call May 2, 2012 at 11:00 ET to discuss the Acquisition. A live webcast of this conference call will be available at the Investor Relations section of FleetCor’s website (www.fleetcor.com). The live conference call also can be accessed by dialing (877) 941-4774 or for international callers (480) 629-9760. A replay of the webcast will be available on FleetCor’s website for approximately one year.

For your convenience, the conference call can be replayed in its entirety beginning from two hours after the end of the call through May 9, 2012. If you wish to listen to the replay of this conference call, please dial (877) 870-5176, or for international callers (858) 384-5517 and enter passcode 4536680.

SAFE HARBOR STATEMENT
Statements in this Current Report on Form 8-K, including those regarding the Acquisition, consummation of the Acquisition, FleetCor’s future financial and operating results, benefits of the Acquisition, future opportunities for the combined company, and any other statements about FleetCor or CTF managements’ future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "anticipate," "intend," "believe," "estimate," "plan," "seek," "project" or "expect," "may," "will," "would," "could" or "should," the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the outcome of the CTF shareholder vote or any court or regulatory review or proceedings that may be instituted in connection with the Acquisition; difficulties in integrating CTF or a failure to attain anticipated operating results, each of which could affect the accretiveness of the Acquisition, and the other factors described in FleetCor’s periodic reports filed with the Securities and Exchange Commission. FleetCor undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the "Risk Factors" set forth in FleetCor’s Annual Report on Form 10-K, which further detail and supplement the factors described in this paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) See the Exhibit Index attached to this Current Report on Form 8−K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

May 1, 2012	By:	Eric R. Dey

Name: Eric R. Dey
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of FleetCor Technologies, Inc. dated May 1, 2012